                                                                   EXHIBIT 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  We consent to reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated June 7, 1996, with respect to the financial statements of WebTV Networks, Inc. included in the Registration Statement (Form S-4).

                                          Ernst & Young LLP
Palo Alto, California
May 1, 1997